EXHIBIT 10.16

                           STANDARD FORM OFFICE LEASE

                         ARTICLE 1. - BASIC LEASE TERMS

      For the purposes of this Lease, the following terms shall have the meanings set forth below:

      1.0 LEASE DATE. March 1l, 1997, for reference purposes only.

      1.1 LANDLORD. McNeil Real Estate Fund XXVII, L.P.

      1.2 TENANT. Developed Technology Resource, Inc.

      1.3 BUILDING. The Building (including the Leased Premises) known as One Corporate Center III in Edina, MN, located on that tract of land (the "Land") described on Exhibit "A" hereto, together with all other buildings, structures, fixtures and other improvements located thereon from time to time. The Building and the Land are collectively referred to herein as the "Property."

      1.4 LEASED PREMISES. That portion of the Building commonly known as Unit #550, and delineated on Exhibit "B", containing approximately 1,009 square feet.

      1.5 LEASE TERM. Five (5) years and Zero (0) months, beginning on May 1, 1997, or such other date as is specified in this Lease and ending on April 30, 2002.

      1.6 BASE RENT.

      From   Mos. 01 - 12         Annually $18,162.00     Monthly $1,513.50
      From   Mos. 13 - 24         Annually $18,666.50     Monthly $1,555.54
      From   Mos. 25 - 36         Annually $19,171.00     Monthly $1,597.58
      From   Mos. 37 - 48         Annually $19,675.50     Monthly $1,639.63
      From   Mos. 49 - 60         Annually $20,180.00     Monthly $1,681.67

      1.7 SECURITY DEPOSIT. Security deposit is $ 5,045.01

      1.8 ADDRESSES FOR NOTICES/PAYMENT ADDRESS.

      Manager's Address/Payment Address:
      McNeil R.E. Mgmt., Inc.
      7300 Metro Blvd.
      Suite 150
      Edina, MN 55439

      Tenant's Address:
      Dev. Technology Resource. Inc.
      7300 Metro Blvd.
      Suite 550
      Edina, MN 55439

      Landlord's Address:
      McNeil Real Estate Fund XXVII. L.P.
      c/o McNeil Real Estate Management, Inc.
      Attn: General Counsel
      13760 Noel Road, Suite 600-LB 70
      Dallas, Texas 75240

Landlord, Tenant and Manager, by written notice to the others may change from time to time the foregoing addresses, and Landlord, by written notice to Tenant, may notify Tenant from time to time of the appointment of a new Manager and such new Manager's address.

      1.9 PERMITTED USE. General Office Use

      1.10 COMMON AREAS. All areas in the Property except those areas leased to tenants or held for lease to tenants, including without limitation parking areas, streets, driveways, aisles, sidewalks, curbs, delivery passages, loading areas, lighting facilities, mechanical rooms, elevator areas, common areas (such as corridors, bathrooms, and similar areas), other Building common areas and all other areas situated on or in the Property which are designated by Landlord, from to time, for use by, or for the benefit of, all tenants of the Property in common.

      1.11 GUARANTOR. The guarantor of Tenant's obligations under this Lease pursuant to a Guaranty of Lease, if any, attached hereto as Exhibit "G", executed for the benefit of Landlord. Said Guarantor is, as of the date of execution hereof:
           Same as Tenant

      1.12 OPERATING EXPENSE BASE. The amount, expressed in dollars per square foot, derived by dividing (a) the Operating Expenses for the Property during the calendar year 1997 by (b) the total number of square feet in the Building.

      1.13 BROKERS. Jeff Reimann of Koll

      1.14 ENTIRE AGREEMENT. THE FOLLOWING EXHIBITS ARE ATTACHED HERETO AND ARE INCORPORATED HEREIN BY THIS REFERENCE (CHECK IF APPLICABLE):

      X       EXHIBIT "A"              LEGAL DESCRIPTION OF PROPERTY
      X       EXHIBIT "B"              LEASED PREMISES
      X       EXHIBIT "C"              ACCEPTANCE OF LEASED PREMISES
      X       EXHIBIT "D"              RULES AND REGULATIONS
      X       EXHIBIT "E"              LEASEHOLD IMPROVEMENTS AGREEMENT
      X       EXHIBIT "F"              PARKING PROVISIONS
              EXHIBIT "G" GUARANTY     GUARANTY
      X       ADDENDUM TO OFFICE LEASE


INITIALS:

Landlord:

Tenant:

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         1.15 TERM COMMENCEMENT DATE. The "Term Commencement Date" and the Rent
Commencement Date shall be the date specified in Article 1.5 above for the beginning of the Lease Term. If improvements are to be erected upon the Leased Premises pursuant to a separate Leasehold Improvements Agreement between Landlord and Tenant, as described in Article 6.1, then the "Rent Commencement Date" shall be the earlier of the date Tenant begins operating its business in the Leased Premises or the "completion date" as stated in such Leasehold Improvements Agreement; and if no improvements are to be erected upon the Leased Premises, the Rent Commencement Date shall be the earlier of the date Tenant begins operating its business in the Leased Premises or the Term Commencement Date referred to in Article 1.5. Landlord shall not be liable to Tenant if Landlord does not deliver possession of the Leased Premises to Tenant on the Term Commencement Date. Landlord's non-delivery of the Leased Premises to Tenant on that date shall not affect this Lease or the obligations of Tenant under this Lease except that the Term Commencement Date shall be delayed until Landlord delivers possession of the Leased Premises to Tenant and the Lease Term shall be extended for a period equal to the delay in delivery of possession of the Leased Premises to Tenant, plus the number of days necessary to end the Lease Term on the last day of a month. If Tenant occupies the Leased Premises prior to the Term Commencement Date, Tenant shall pay Base Rent and all Additional Rent and shall comply with all of Tenant's obligations in this Lease during the early occupancy period (including without limitation the provisions requiring Tenant to obtain insurance and to indemnify and exculpate Landlord) and Tenant's occupancy of the Leased Premises shall be subject to all of the provisions of this Lease. Early occupancy of the Leased Premises shall not advance the expiration date of this Lease.


                ARTICLE 2. - GRANTING CLAUSE AND RENT PROVISIONS

         2.1 GRANT OF PREMISES. In consideration of the obligation of Tenant to pay the rent and other charges as provided in this Lease and in consideration of the other terms and provisions of this Lease, Landlord hereby leases the Leased Premises to Tenant during the Lease Term, subject to the terms and provisions of this Lease.

         2.2 BASE RENT. Tenant agrees to pay monthly in advance as Base Rent, commencing on the Term Commencement Date and continuing during the term of this Lease, the sum of money set forth in Article 1.6 of this Lease, which amount shall be payable in care of Landlord to Manager at the address shown in Article
1.8 above or at such other address that Landlord in writing shall notify Tenant. One (1) monthly installment of rent shall be due and payable on the date of move in of this Lease by Tenant for the first month's rent and a monthly installment shall be due and payable as set forth in Article 1.6 hereof on or before the first day of each calendar month succeeding the Term Commencement Date during the term of this Lease, without demand, offset or reduction; provided, if the Commencement Date should be a date other than the first day of a calendar month, the monthly rental set forth above shall be prorated to the end of that calendar month, and all succeeding installments of rent shall be payable on or before the first day of each succeeding calendar month during the term of this Lease. Tenant shall pay, as Additional Rent, all other sums due under this Lease. Base Rent and all other monetary sums due under this Lease (hereinafter referred to as "Additional Rent") are sometimes collectively called "rent".

         2.3 OPERATING EXPENSES. If Landlord's Operating Expenses for the Property divided by the total number of square feet in the Building ("Landiord's Operating Expenses per square foot"), in any calendar year during the term of this Lease, exceed the Operating Expense Base, Tenant agrees to pay as Additional Rent Tenant's share of such excess Operating Expenses. As used herein, the term "Tenant's share of such excess Operating Expenses" means (a) the amount by which Landlord's Operating Expenses per square foot exceed the Operating Expense Base, multiplied by (b) the square feet comprising the Leased Premises. Notwithstanding any contrary provision, if the Building is not fully occupied during any calendar year, Operating Expenses and Tenant's Additional Rent based thereon shall be determined as if the Building had been 95% occupied during such year. Landlord may, by so notifying Tenant, require Tenant to pay monthly for Tenant's share of the estimated Operating Expenses for each calendar year, which amount shall be adjusted each year based upon anticipated Operating Expenses. Following the close of each calendar year, Landlord shall provide Tenant an itemized statement showing in reasonable detail all computations of Additional Rent due under this Article. If the itemized statement shows that the total of the monthly payments made by Tenant exceeds the amount of Additional Rent due by Tenant under this Article, the itemized statement shall be accompanied by a credit to Tenant's account. If the itemized statement shows that the total of the monthly payments made by Tenant is less than the amount of Additional Rent due by Tenant under this Article, Tenant shall pay to Landlord with next rental payment the amount shown on the itemized statement as owing to Landlord. Notwithstanding any other provisions in this Lease, Landlord shall have the right, which can be exercised at any time within sixteen months after the termination date, to invoice Tenant, with respect to the year in which the Lease terminates, for Tenant's share of the excess Operating Expenses over the Operating Expense Base. If this Lease shall terminate on a day other than the last day of a calendar year, the amount of any Additional Rent payable by Tenant applicable to the year in which such termination shall occur shall be prorated on the ratio that the number of days from the commencement of the calendar year to and including the termination date bears to 365. Tenant agrees to pay any Additional Rent due under this Article with the next rental payment following receipt of the itemized statement showing Additional Rent due. In no event shall the Base Rent or other sums due under this Lease ever be reduced due to the operation of this Article 2.

         2.4 DEFINITION OF OPERATING EXPENSES.

             (a) The term "Operating Expenses" includes all expenses incurred by Landlord with respect to the ownership, maintenance, servicing, repairing and operation of the Property, including, but not limited to the following: maintenance, repair and replacement costs; electricity, fuel, water, sewer, gas and other utility charges; security, window washing and janitorial services; trash and snow and ice removal; landscaping and pest control; management fees, wages and benefits payable to employees of Landlord or Manager whose duties are directly connected with the operation and maintenance of the Property; all services, supplies, repairs, replacement or other expenses for maintaining and operating the Property including parking and Common Area; the cost, including interest, amortized over its useful life, of any capital improvement made to the Property by Landlord which is required under any governmental law or regulation; the cost, including interest, amortized over its useful life, of installation of any device or other equipment which is installed to improve the operating efficiency of any system and reduce Operating Expenses; all other expenses which generally would be regarded as operating or maintenance expenses which would reasonably be amortized over a period not to exceed five (5) years; all real property taxes and installments of special assessments, including dues and assessments by means of deed restrictions and/or owner's associations which accrue against the Property during the term of this Lease; governmental levies or charges of any kind or nature assessed or imposed on the Property, whether by state, county, city or any political subdivision thereof; all insurance premiums Landlord is required to pay or deems necessary to pay, including public liability insurance, with respect to the Property; all amounts paid for liability and casualty loss pursuant to insurance deductible amounts; any amounts considered an operating, maintenance or management expense under generally accepted accounting principles; and reasonable reserves for all or any of the foregoing.

             (b) The term Operating Expenses does not include the following: expenses for repairs, restoration or other work occasioned by fire, wind, the elements or other casualty that are paid by insurance; income and franchise taxes of Landlord; expenses incurred in leasing to or procuring of tenants, leasing commissions, advertising expenses and expenses for the renovating of space for new tenants; interest or principal payments on any mortgage encumbering the Property; compensation paid to any employee above the grade of Property Manager; or Operating Expenses which are the responsibility of Tenant.

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         2.5 LATE FEES. Other remedies for nonpayment of rent notwithstanding, if any monthly rental payment is not received by Landlord on or before the fifth
(5th) day of the month for which the rent is due, or if any other payment hereunder due Landlord by Tenant is not received by Landlord within five days of the date such amount became due, a late fee of ten percent (10%) of such past due amount or the sum of one hundred dollars ($100.00), whichever is greater, shall become due and payable in addition to such amounts owned under this Lease.

         2.6 INCREASE IN INSURANCE PREMIUMS. If an increase in any insurance premiums paid by Landlord for the Property is caused by Tenant's use of the Leased Premises in a manner other than as set forth in Article 1.9, or if Tenant vacated the Leased Premises and caused an increase in such premiums, then Tenant shall pay as Additional Rent the amount of such increase to Landlord. Tenant agrees to pay any amount due under this Article within ten (10) days following receipt of the invoice showing the Additional Rent due.

         2.7 SECURITY DEPOSIT. The security deposit set forth in Article 1.7 shall be held by Landlord for the performance of Tenant's covenants and obligations under this Lease, it being expressly understood that the security deposit shall not be considered an advance payment to Tenant of rental or a measure of Landlord's damage in case of default hereunder by Tenant, and shall be held by Landlord. Upon the occurrence of any event of default by Tenant under this Lease, Landlord may, from time to time, without prejudice to any other remedy, use any portion of the security deposit to the extent necessary to make good any arrears of rent, or to repair any damage or injury, or pay any expense or liability incurred by Landlord as a result of the event of default or breach of covenant, and any remaining balance of the security deposit shall be returned by Landlord to Tenant upon the termination of this Lease. If any portion of the security deposit is so used or applied, Tenant shall upon ten (10) days written notice from Landlord, deposit with Landlord by cashier's check an amount sufficient to restore the security deposit to its original amount. The Security Deposit may be assigned and transferred by Landlord to the successor in interest of Landlord and, upon acknowledgment by such successor of receipt of such security and its assumption of the obligation to account to Tenant for such security in accordance with the terms of this Lease, Landlord shall thereby be discharged of any further obligation relating thereto.

         2.8 HOLDING OVER. If Tenant does not vacate the Leased Premises upon the expiration or earlier termination of this Lease, Tenant shall be a tenant at sufferance for the holdover period and all of the terms and provisions of this Lease shall be applicable during that period, except that Tenant shall pay Landlord (in addition to Additional Rent payable under Article 2.3 and any other sums payable under this Lease) as base rental for the period of such holdover an amount equal to two times the Base Rent payable in the last month of the immediately preceding Lease Year (without waiver of Landlord's right to recover damages as permitted by law). Upon the expiration or earlier termination of this Lease, Tenant agrees to vacate and deliver the Leased Premises, and all keys thereto, to Landlord upon delivery to Tenant of notice from Landlord to vacate. The rental payable during the holdover period shall be payable to Landlord on demand. No holding over by Tenant, whether with or without the consent of Landlord, shall operate to extend the term of this Lease. Tenant shall indemnify Landlord against all claims made by any tenant or prospective tenant against Landlord resulting from delay by Landlord in delivering possession of the Leased Premises due to Tenant's holding over.


                   ARTICLE 3. - OCCUPANCY, USE AND OPERATIONS

         3.1 USE. Tenant warrants and represents to Landlord that the Leased Premises shall be used and occupied only for the purpose as set forth in Article
1.9. Tenant shall occupy the Leased Premises, conduct its business and control its agents, employees, invitees and visitors in such a manner as is lawful, reputable and will not create a nuisance to other tenants in the Property. Tenant shall not solicit business, distribute handbills or display merchandise within the Common Areas, or take any action which would interfere with the rights of other persons to use the Common Areas. Tenant shall not permit any operation which emits any odor or matter which intrudes into other portions of the Property, use any apparatus or machine which makes undue noise or causes vibration in any portion of the Property or otherwise interfere with, annoy or disturb any other tenant in its normal business operations or Landlord in its management of the Property. Tenant shall neither permit any waste on the Leased Premises nor allow the Leased Premises to be used in any way which would, in the opinion of Landlord, be extra hazardous on account of fire or other hazard which would in any way increase or render void the hazard insurance on the Property.

         3.2 SIGNS. No signs of any type or description shall be erected, placed or painted in or about the Leased Premises except those signs submitted to Landlord in writing and approved by Landlord in writing, and which signs are in conformity with Landlord's sign criteria established for the Property. Landlord reserves the right to remove, at Tenant's expense, all signs other than signs approved in writing by Landlord under this Article 3.2, without notice to Tenant and without liability to Tenant for any damages sustained by Tenant as a result thereof, and Tenant shall repair any damage caused by such removal.

         3.3 COMPLIANCE WITH LAWS, RULES AND REGULATIONS. Tenant, at Tenant's sole cost and expense, shall comply with all laws, ordinances, orders, rules and regulations of state, federal, municipal or other agencies or bodies having jurisdiction over the use, condition or occupancy of the Leased Premises. Tenant shall procure at its own expense all permits and licenses required for the transaction of its business in the Leased Premises. Tenant will comply with the rules and regulations of the Properly adopted by Landlord which are set forth in Exhibit D attached to this Lease. If Tenant is not complying with such rules and regulations, or if Tenant is in any way not complying with this Article 3, then, notwithstanding anything to the contrary contained herein, Landlord, may at its election, enter the Leased Premises without liability therefor and fulfill Tenant's obligations. Tenant shall reimburse Landlord on demand for any expenses which Landlord may incur in effecting compliance with Tenant's obligations and agrees that Landlord shall not be liable for any damages resulting to Tenant for such action. Landlord shall have the right at all times to change and amend the rules and regulations in any reasonable manner as it may deem advisable for the safety, care, cleanliness, preservation of good order and operation or use of the Property or the Leased Premises. All changes and amendments to the rules and regulations of the Property will be forwarded by Landlord to Tenant in writing and shall thereafter by carried out and observed by Tenant.

         3.4 WARRANTY OF POSSESSION. Landlord and Tenant each warrant that it has the right and authority to execute this Lease, and Landlord warrants to Tenant, that upon payment of the required rents by Tenant and subject to the terms, conditions, covenants and agreements contained in this Lease, Tenant shall have possession of the Leased Premises during the full term of this Lease, as well as any extension or renewal thereof, without hindrance from Landlord or any person or persons lawfully claiming the Leased Premises by, through or under Landlord (but not otherwise); subject, however, to all mortgages, deeds of trust, leases and agreements to which this Lease is subordinate and to all laws, ordinances, orders, rules and regulations of any governmental authority. Landlord shall not be responsible for the acts or omissions of any other lessee or third party that may interfere with Tenant's use and enjoyment of the Leased Premises.

         3.5 INSPECTION. Landlord or its authorized agents shall at any and all reasonable times have the right to enter the Leased Premises to inspect the same, to supply janitorial service or any other service to be provided by Landlord, to show the Leased Premises to prospective mortgagees, purchasers or prospective tenants, and to alter, improve or repair the Leased Premises or any other portion of the Property. Tenant hereby waives any claim for abatement or reduction of rent or for any damages for injury or inconvenience to or interference with Tenant's business, for any loss of occupancy or use of the Leased Premises, and for any other loss occasioned thereby. Landlord shall have the right at all times to enter the Leased Premises by any means in the event of an emergency without liability therefor.

         3.6 PERSONAL PROPERTY TAXES. Tenant shall be liable for all taxes levied against personal property, trade fixtures and all other taxable property located in the Leased Premises. If any such taxes for which Tenant is liable are levied against Landlord or Landiord's property and if Landlord elects to pay the same or if the assessed value of Landlord's property is increased by inclusion of personal property and trade fixtures placed by Tenant in the Leased Premises and Landlord elects to pay the taxes based on such increase, Tenant shall pay to Landlord, upon demand, that part of such taxes for which the Tenant is primarily liable pursuant to the terms of this Article. Tenant shall pay when due any and all taxes related to Tenant's use and operation of its business in the Leased Premises.


                       ARTICLE 4. - UTILITIES AND SERVICES

         4.1 BUILDING SERVICES. Landlord shall provide water and electricity for Tenant during the term of this Lease. Tenant shall pay all telephone charges. Landlord shall furnish Tenant water at those points of supply provided for general use of other tenants in the Building, and central heating and air conditioning in season (on business days during regular hours, and at temperatures and in amounts as are considered by Landlord to be standard or in compliance with any governmental regulations, such service at times other than regular hours to be furnished upon not less than twenty-four (24) hours advance notice from Tenant, who shall bear the entire cost thereof at the rate established by Landlord). Landlord shall also provide routine maintenance, painting and electric lighting service for all public areas and special service areas of the Property in the manner and to the extent deemed by Landlord to be standard. Landlord may, in its sole discretion, provide additional services not enumerated herein. Failure by Landlord to any extent to provide these defined services or any other services not enumerated, or any cessation thereof, shall not render Landlord liable in any respect for damages to either person or property, be construed as an eviction of Tenant, work an abatement of rent or relieve Tenant from fulfillment of any covenant in this Lease. If any of the equipment or machinery useful or necessary for provision of utility services, and for which Landlord is responsible, breaks down, or for any cause ceases to function properly, Landlord shall use reasonable diligence to repair the same promptly, but Tenant shall have no claim for rebate of rent or damages on account of any interruption in service occasioned from the repair. Landlord reserves the right from time to time to make changes in the utilities and services provided by Landlord to the Property.

         4.2 JANITORIAL SERVICE. Landlord shall furnish janitorial services to the Leased Premises and public areas of the Building five (5) times per week during the term of this Lease, excluding holidays. Landlord shall not provide janitorial service to kitchens or storage areas included in the Leased Premises.

         4.3 EXCESSIVE UTILITY CONSUMPTION. Tenant shall pay all utility costs occasioned by electrodata processing machines, telephone equipment, computers and other equipment which requires consumption in excess of standard office use as determined by Landlord, including (without limitation) the cost of installing, servicing and maintaining any special or additional inside or outside wiring or lines, meters or submeters, transformers, poles, air conditioning costs, or the cost of any other equipment necessary to increase the amount or type of electricity or power available to the Leased Premises.

         4.4 WINDOW COVERINGS. Landlord may (but shall not be obligated to) furnish and install window coverings on all exterior windows to maintain a uniform exterior appearance. Tenant shall not remove or replace these window coverings or install any other window covering which would affect the exterior appearance of the Building. Tenant may install lined or unlined over draperies on the interior sides of the Landlord furnished window coverings for interior appearance or to reduce light transmission, provided such over draperies do not (in Landlord's determination) affect the exterior appearance of the Building or affect the operation of the Building's heating, ventilating and air conditioning systems.

         4.5 CHARGE FOR SERVICE. All costs of Landlord for providing the services set forth in Article 4 (except those charges paid by Tenant pursuant to Article 4.3) shall be subject to the Additional Rent provisions in Article 2.3 and shall be payable as therein provided.


                      ARTICLE 5. - REPAIRS AND MAINTENANCE

         5.1 LANDLORD REPAIRS. Landlord shall not be required to make any improvements, replacements or repairs of any kind or character to the Leased premises during the term of this Lease except as are set forth in this Lease. Landlord shall maintain only the roof, foundation, parking and Common Areas, the structural soundness of the exterior walls, doors, corridors, windows, concealed plumbing and other structures or equipment serving the Leased Premises. Landlord's cost of maintaining and repairing the items set forth in this Article are subject to the Additional Rent provisions in Article 2.3. Landlord shall not be liable to Tenant, except as expressly provided in this Lease, for any damage or inconvenience, and Tenant shall not be entitled to any damages nor to any abatement or reduction of rent by reason of any maintenance, repairs, replacements, alterations or additions made by Landlord under this Lease.

         5.2 TENANT REPAIRS. Tenant, at its own cost and expense, shall perform such maintenance, repairs and replacements as are required in order to keep the Leased Premises in a first-class condition (except only for those items that are the responsibility of Landlord under Article 5.1) and shall repair or replace any damage or injury to all or any part of the Leased premises and/or the Property, caused by any act or omission of Tenant or Tenant's agents, employees, invitees, licensees or visitors.

         5.3 TENANT DAMAGES. Tenant shall not allow any damage to be committed on any portion of the Leased Premises or Property, and at the termination of this Lease, by lapse of time or otherwise, Tenant shall deliver the Leased Premises to Landlord in as good condition as existed at the Term Commencement Date of this Lease, ordinary wear and tear excepted. The cost and expense of any repairs necessary to restore the condition of the Leased Premises shall be borne by Tenant.


                    ARTICLE 6. - ALTERATIONS AND IMPROVEMENTS

         6.1 CONSTRUCTION. Tenant has inspected the Leased Premises and the Building and accepts them in their present "AS-IS" condition. Tenant shall, upon request of Landlord, execute and deliver to Landlord an Acceptance of Premises memorandum in the form of Exhibit C attached hereto. Except as expressly provided in this Lease or in a Leasehold Improvements Agreement, Tenant acknowledges and agrees that Landlord has not undertaken to perform any modification, alteration or improvements to the Leased Premises, and Tenant further waives any defects in the Leased Premises and acknowledges and accepts
(1) the Leased Premises as suitable for the purpose for which they are leased and (2) the Property and every part and appurtenance thereof as being in good and satisfactory condition.

         6.2 ALTERATIONS. Tenant shall not make or allow to be made any alterations, physical additions or improvements in or to the Leased Premises other than those contemplated in the Leasehold Improvements Agreement without first obtaining the written consent of Landlord, which consent may in the sole and absolute discretion of Landlord be denied. Landlord's failure to respond in writing to Tenant's request for any alterations, physical additions or improvements within fifteen (15) days of receipt thereof shall be deemed Landlord's disapproval of such request. Any alterations, physical additions or improvements to the Leased Premises made by or installed by either party hereto shall remain upon and be surrendered with the Leased Premises and become the property of Landlord upon the expiration or earlier termination of this Lease without credit to Tenant: provided, however, Landlord, at its option, may require Tenant to remove any physical improvements or additions and/or repair any alterations in order to restore the Leased Premises to the condition existing at the time Tenant took possession, all costs of removal and/or alterations to be borne by Tenant. This clause shall not apply to moveable equipment, furniture or moveable trade fixtures owned by Tenant, which may be removed by Tenant at the end of the term of this Lease if Tenant is not then in default and if such equipment and furniture are not then subject to any other rights, liens and interests of Landlord. Tenant shall have no authority or power, express or implied, to create or cause any mechanic's or materialmen's lien, charge or encumbrance of any kind against the Leased Premises, the Property or any portion thereof. Tenant shall promptly cause any such liens that have arisen by reason of any work claimed to have been undertaken by or through Tenant to be released by payment, bonding or otherwise within ten (10) days after request by Landlord, and shall indemnify and defend Landlord against liability or loss arising out of any such claim (including, without limitation, legal fees and court costs).

         6.3 COMMON AND SERVICE AREA ALTERATIONS. Landlord shall have the right to decorate and to make repairs, alterations, additions, changes or improvements, whether structural or otherwise, in, about or on the Property or any part thereof, and to change, alter, relocate, remove or replace service areas and/or Common Areas, to place, inspect, repair and replace in the Leased Premises (below floors, above ceilings or next to columns) utility lines, pipes and the like to serve other areas of the Property outside the Leased Premises and to otherwise alter or modify the Property, and for such purposes to enter upon the Leased Premises and, during the continuance of any such work, to take such measures for safety or for the expediting of such work as may be required, in Landlord's judgment, all without affecting any of Tenant's obligations hereunder.


                       ARTICLE 7. - CASUALTY AND INSURANCE

         7.1 OPTION TO TERMINATE LEASE. If the Leased Premises or any part thereof shall be damaged or destroyed by fire or other casualty, the Landlord may, at its option and subject to Article 7.2 hereinbelow, elect to terminate this Lease by giving notice to the Tenant within ninety (90) days after Landlord receives actual notice of the fire or other casualty, and thereupon the term of this Lease shall expire as of the date of casualty. Instead of exercising said option, Landlord may elect to repair or restore the Leased Premises to the same condition as existed before such damage or destruction. Upon election to repair or restore, Landlord may proceed with reasonable dispatch to perform the necessary work, and the Base Rent and Additional Rent to be paid until such work is completed shall be abated in proportion of the Leased Premises being unusable, but Landlord shall not be liable to Tenant for any delay which arises by reason of labor strikes, adjustments of insurance or any other cause beyond Landiord's control, and in no event shall Landlord be liable for any loss of profits or income. Notwithstanding the foregoing, there shall be no abatement, apportionment or reduction in the rental obligations of Tenant if the damage or destruction is caused by the Tenant or Tenant's agents, representatives or employees.

         7.2 OBLIGATION TO REPAIR OR RESTORE. If and only if all of the following circumstances exist with respect to damage or destruction to the Leased Premises, Landlord may not elect to terminate the Lease as provided in
Article 7.1 hereof but rather must elect to repair or restore the Leased
Premises:

         (a) There is no fault or neglect on the part of the Tenant, Tenant's agents, representatives or employees which contributed to the damage or destruction;

         (b) The damage or destruction to the Leased Premises is less than fifty percent (50%) of the replacement cost thereof as determined by Landlord;

         (c) The Landlord is fully insured for the casualty which causes the damage or destruction and the insurance proceeds have been made available therefor by the holder or holders of any mortgages or deeds of trust covering the Leased Premises;

         (d) The date of the damage or destruction is greater than one year prior to the Expiration Date of this Lease or any renewal, modification or extension thereof; and

         (e) Less than sixty percent (60%) of the square feet of the Building is so damaged or destroyed, as determined by Landlord, regardless of the percentage of square feet of the Leased Premises which may be damaged or destroyed.

         7.3 FAULT OF TENANT. Landlord may exercise its option to repair or restore as described in Article 7.1 even if such damage or destruction is due to the fault or neglect of Tenant, Tenant's agents, representatives or employees, but in such event Landiord's election to repair or restore shall be without prejudice to any other rights and remedies of Landlord under this Lease, and there shall be no apportionment or abatement of any rent of any kind and Landlord shall not be liable for any other loss to Tenant of any nature whatsoever.

         7.4 TERMINATION BV TENANT. In the event that more than sixty percent (60%) of square feet of the Leased Premises shall be damaged or destroyed by fire or other casualty not caused by the Tenant or Tenant's agents, representatives or employees, Tenant may terminate this Lease by giving notice to Landlord within thirty (30) business days after the date of the fire or other casualty, and upon such termination the rental obligations of the Tenant shall be duly apportioned as of the date of such fire or other casualty, provided however, that Tenant shall have no right to terminate the Lease under this
Article 7.4 if Tenant is in default of any of its obligations under the Lease as of the date of the fire or other casualty.

         7.5 PROPERTY INSURANCE. Landlord shall at all times during the term of this Lease insure the property against all risk of direct physical loss in an amount and with such deductibles as Landlord considers appropriate; Landlord reserves the right to self insure. Landlord shall not be obligated in any way or manner to insure any personal property. (Tenant shall at all times during the term of this Lease carry insurance against fire and other such risks as are from time to time included in a standard All-Risk insurance policy. Tenant's merchandise, trade fixtures, furnishings, wall covering, carpeting, drapes, equipment, supplies, all items of personal property of Tenant located on or in the Leased Premises, or any improvements which may be constructed on the Leased Premises pursuant to the Leasehold Improvements Agreement shall be insured at 100% of replacement cost with any co-insurance clauses deleted and with a deductible not to exceed $5,000.00. Tenant shall be responsible for payment of the deductible, regardless of the amount). Tenant shall have no right in or claim to the proceeds of any policy of insurance maintained by Landlord even if the cost of such insurance is borne by Tenant as set forth in Article 2.

         7.6 WAIVER OF SUBROGATION. Anything in this Lease to the contrary notwithstanding, Landlord and Tenant hereby waive and release each other of and from any and all right of recovery, claim, action or cause of action, against each other, their agents, officers and employees, for any loss or damage regardless of cause or origin, including negligence of Landlord or Tenant and their agents, officers and employees to the extent that such a loss is recovered by Landlord or Tenant. Landlord and Tenant agree immediately to give their respective insurance companies which have issued policies of insurance covering all risk of direct physical loss, written notice of the terms of the mutual waivers contained in this Article, and to have the insurance policies properly endorsed, if necessary, to prevent the invalidation of the insurance coverages by reason of the mutual waivers.

         7.7 LIABILITY INSURANCE. Tenant at all times during the Lease term shall, at its own expense, keep in full force and effect comprehensive general liability insurance issued on an occurrence basis with "personal injury" coverage and contractual liability coverage, with minimum limits of $1,000,000.00 Combined Single Limit for bodily injury and/or property damage. If Tenant provides liquor for on or off-site consumption, Tenant at all times during the lease term shall, at its own expense, keep in full force and effect Liquor Liability Insurance with minimum limits of $1,000,000.00. Landlord and Manager shall be additional insureds on said policy or policies as evidenced by an endorsement providing 1) 30 days notice of cancellation (ten (10) days notice for non-payment) and that 2) Tenant's insurance is primary and Landiord's insurance is excess and non-contributing. All insurance policies or duly executed certificates specifying the additional insured status and waiver of subrogation, for the same required to be carried by Tenant under this Lease, together with satisfactory evidence of the payment of the premium thereof, shall be deposited with Landlord on the date Tenant first occupies the Leased Premises and upon renewals of such policies not less than thirty (30) days prior to the expiration of the term of such coverage. All insurance required to be carried by Tenant under this Lease shall be in form and content, and written by insurers acceptable to Landlord, in its sole discretion, and have a deductible of $5,000.00 or less. Tenant is responsible for the deductible regardless of the amount. If Tenant shall fail to comply with any of the requirements contained relating to insurance, Landlord may obtain such insurance and Tenant shall pay to Landlord, on demand as Additional Rent hereunder, the premium cost thereof.

         7.8 WORKER'S COMPENSATION INSURANCE. Tenant at all times during the Lease term shall, at its own expense, keep in full force and effect Worker's Compensation insurance with statutory limits and employer's liability coverage in an amount not less than $500,000.00. This policy shall include a waiver of subrogation in favor of indemnitees and Tenant shall provide Landlord with a Certificate of Insurance evidencing such.

         7.9 INCREASE IN COVERAGE. Landlord reserves the right to, from time to time, increase minimum levels of coverage required. Such increase shall result in coverage in amounts as required of tenants conducting similar business in like or similar locales.


                            ARTICLE 8. - CONDEMNATION

         8.1 CONDEMNATION. If any portion of the Leased Premises shall be taken for any public or quasi-public use under any governmental law, ordinance or regulation, or by right of eminent domain or by purchase in lieu thereof, or sold under the threat of exercise of such power, Landlord shall have the option to either terminate the Lease or restore and reconstruct, to the extent of condemnation proceeds (excluding any proceeds for land) actually received after the exercise by any mortgagee of the Property of an option to apply such proceeds against Landlord's debt to such mortgagee, the Property and other improvements on the Leased Premises to the extent necessary to make it reasonably tenantable. Unless the Lease is terminated, immediately following Landiord's completion of reconstruction, Tenant shall restore and reconstruct those items for which it was responsible under the Leasehold Improvements Agreement. The rent payable under this Lease during the unexpired portion of the term shall be reduced to an amount determined by multiplying the Base Rent and Additional Rent that would otherwise by payable but for this provision by the ratio that the portion of the Leased Premises not rendered untenantable due to such taking bears to the total area of the Leased Premises prior to the taking. If the Lease is not terminated and the Landlord fails to substantially complete such restoration and reconstruction within one-hundred and eighty working days of the date of physical possession by condemning authority, Tenant may at its option terminate this Lease by delivering written notice of termination to Landlord, whereupon all rights and obligations of this Lease shall cease to exist.

         8.2 CONDEMNATION PROCEEDS. All compensation awarded for any taking (or the proceeds of private sale in lieu thereof, whether for the whole or a part of the Leased Premises, shall be the property of Landlord (whether such award is compensation for damages to Landlord's or Tenant's interest in the Leased Premises), and Tenant hereby assigns all of its interest in any such award to Landlord; provided, however, Landlord shall have no interest in any award made to Tenant for loss of business or for taking of Tenant's fixtures and other property within the Leased Premises if a separate award for such items is made to Tenant, provided such award does not diminish Landiord's award.


                      ARTICLE 9. - ASSIGNMENT OR SUBLEASE

         9.1 TENANT ASSIGNMENT. Tenant shall not assign, in whole or in part, this Lease, or allow it to be assigned, in whole or in part, by operation of law or otherwise (including without limitation any merger, dissolution or transfer of a controlling interest in any partnership or corporate Tenant, which merger, dissolution or transfer shall be deemed an assignment or mortgage or pledge the same) sublet the Leased Premises, in whole or in part, without the prior written consent of Landlord, which consent shall not be unreasonably withheld. In considering whether to consent, Landlord may take into account, among other factors, the reputation and credit worthiness of the proposed transferee, the type of business proposed, the desires of other tenants in the Building, and any other matters Landlord believes are pertinent. In no event shall any such assignment or sublease ever release Tenant or any guarantor from any obligation or liability hereunder. No assignee or sublessee of the Leased Premises or any portion thereof may assign or sublet the Leased Premises or any portion thereof.

         9.2 CONDITIONS OF TENANT ASSIGNMENT. If Tenant desires to assign or sublet all or any part of the Leased Premises, it shall so notify Landlord in writing at least thirty (30) days in advance of the date on which Tenant desires to make such assignment or sublease. Tenant shall provide Landlord with a copy of the proposed assignment or sublease, payment of two hundred dollars ($200.00), and such sufficient information as requested by Landlord concerning the proposed sublessee or assignee to allow Landlord to make informed judgments as to the financial condition, reputation, operations and general desirability of the proposed sublessee or assignee. If Landlord does not provide written approval within fifteen (15) days, such request shall be deemed denied. Notwithstanding the receipt of any such approval, any assignment or sublease hereof shall cause an automatic termination of any renewal options, expansion options or rights of first refusal. Upon the occurrence of an event of default by Tenant under this Lease, if all or any part of the Leased Premises are then assigned or sublet, Landlord, in addition to any other remedies provided by this Lease or provided by law, may, at its option, collect directly from the assignee or sublessee all rents becoming due to Tenant by reason of the assignment or sublease, and Landlord shall have a security interest in all properties belonging to Tenant on the Leased Premises to secure payment of such sums. No collection directly by Landlord from the assignee or sublessee shall be construed to constitute a novation or a release of Tenant or any guarantor from the further performance of its obligations under this Lease. All legal fees and expenses incurred by Landlord in connection with the review by Landlord of Tenant's requested assignment or sublease pursuant to this Article, together with any legal fees and disbursements incurred in the preparation and/or review of any documentation, shall be the responsibility of Tenant and shall be paid by Tenant within ten (10) days of demand for payment thereof, as rental hereunder. If the rent due and payable by any assignee or sublessee under any such permitted assignment or sublease (or a combination of the rent payable under such assignment or sublease plus any bonus or any other consideration or any payment incident thereto) exceeds the rent payable under this Lease for such space, Tenant shall pay to Landlord all such excess rent and other excess consideration within ten (10) days following receipt thereof by Tenant.

         9.3 LANDLORD ASSIGNMENT. Landlord shall have the right to sell, transfer or assign, in whole or in part, its rights and obligations under this Lease and in the Property. Any such sale, transfer or assignment shall operate to release Landlord from any and all liabilities under this Lease arising after the date of such sale, assignment or transfer.

         9.4 RIGHTS OF MORTGAGEE. Tenant accepts this Lease subject and subordinate to any recorded lease, mortgage or deed of trust lien presently existing, if any, or hereafter encumbering the Property and any renewals, modifications, extensions or replacements thereof and to all existing ordinances and recorded restrictions, covenants, easements, and agreements with respect to the Property. Landlord hereby is irrevocably vested with full power and authority to subordinate Tenant's interest under this Lease to any mortgage or deed of trust lien hereafter placed on the Property, and Tenant agrees upon demand to execute additional instruments subordinating this Lease as Landlord may require. Upon any foreclosure, judicially or non-judicially, of any such mortgage, or the sale of the Property in lieu of foreclosure, or any other transfer of Landlord's interest in the Property, whether or not in connection with a mortgage, Tenant hereby does, and hereafter agrees to attorn to the purchaser at such foreclosure sale or to the grantee under any deed in lieu of foreclosure or to any other transferee of Landlord's interest, and shall recognize such purchaser, grantee, or other transferee as Landlord under this Lease, and no further attornment or other agreement shall be required to effect or evidence Tenant's attornment to and recognition of such purchaser or grantee as Landlord hereunder. Such agreement of Tenant to attorn shall survive any such foreclosure sale, trustee's sale, conveyance in lieu thereof, or any other transfer of Landiord's interest in the Property. Tenant, upon demand, at any time, before or after any such foreclosure sale, trustee's sale, conveyance in lieu thereof, or other transfer shall execute, acknowledge, and deliver to the mortgagee any written instruments and certificates evidencing such attornment as the mortgagee or other prospective transferee may reasonably require. Notwithstanding anything to the contrary implied in this Article, any mortgagee under any mortgage shall have the right at any time to subordinate any such mortgage to this Lease on such terms and subject to such conditions as the mortgagee in its discretion may consider appropriate.

         9.5 ESTOPPEL CERTIFICATES. Tenant agrees to furnish, from time to time, within ten (10) days after receipt of a request from Landlord or Landlord's mortgagee, a statement certifying, if applicable, all or some of the following:
Tenant is in possession of the Leased Premises; the Lease is in full force and effect; the length of the Lease Term; the Term Commencement Date and the scheduled expiration date of this Lease; the amount of the Base Rent and Security Deposit; the name of any Guarantor of this Lease; the Lease is unmodified (except as disclosed in such statement); Tenant claims no present charge, lien, or claim of offset against rent; the rent is paid for the current month, but is not prepaid for more than one (1) month and will not be prepaid for more than one (1) month in advance; there is no existing default by reason of some act or omission by Landlord; that Landlord has performed all inducements required of Landlord in connection with this Lease, including construction obligations, and Tenant accepts the Leased Premises as constructed; an acknowledgment of the assignment of rentals and other sums due hereunder to the mortgagee and agreement to be bound thereby; an agreement requiring Tenant to advise the mortgagee of damage to or destruction of the Leased Premises by fire or other casualty requiring reconstruction; an agreement by Tenant to give the mortgagee written notice of Landlord's default hereunder and to permit the mortgagee to cure such default within a reasonable time after such notice before exercising any remedy Tenant might possess as a result of such default; and such other matters as may be reasonably required by Landlord or Landlord's mortgagee. Tenant's failure to deliver such statement, within ten (10) days after request by Landlord, in addition to being a default under this Lease, shall be deemed to establish conclusively that this Lease is unamended and in full force and effect except as declared by Landlord, that Landlord is not in default of any of its obligations under this Lease, and that Landlord has not received more than one (1) month's rent in advance.


                       ARTICLE 10. - Intentionally Omitted

           10.1   Intentionally Omitted.

           10.2   Intentionally Omitted.


                       ARTICLE 11. - DEFAULT AND REMEDIES

         11.1 DEFAULT BY TENANT. The following shall be deemed to be events of default by Tenant under this Lease; (1) Tenant shall fail to pay when due any installment of rent or any other payment required pursuant to this Lease within three (3) days after written notice thereof to Tenant; (2) Tenant shall fail to commence business within thirty (30) days of the Rent Commencement Date or shall abandon any substantial portion of the Leased Premises; (3) Tenant or any guarantor of Tenant's obligations hereunder shall file a petition or be adjudged bankrupt or insolvent under any applicable federal or state bankruptcy or insolvency law or admit that it cannot meet its financial obligations as they become due, or a receiver or trustee shall be appointed for all or substantially all of the assets of Tenant or any guarantor of Tenant's obligations hereunder;
(4) Tenant or any guarantor of Tenant's obligations hereunder shall make a transfer in fraud of creditors or shall make an assignment for the benefit of creditors; (5) Tenant shall do or permit to be done any act which results in a lien being filed against the Leased Premises or the Property; (6) the liquidation, termination, dissolution or (if the Tenant is a natural person) the death of Tenant or any guarantor of Tenant's obligations hereunder; or (7) Tenant shall be in default of any other term, provision or covenant of this Lease, other than those specified in subparts (1) through (6), above, and such default is not cured within ten(10) days after written notice thereof to Tenant, provided however, if such default is of the type which can not be cured within ten (10) days. Tenant shall not be in default if it commences to cure within such ten (10) day period and diligently prosecutes such cure to completion.

         11.2 REMEDIES FOR TENANT'S DEFAULT. Upon the occurrence of any event of default set forth in this Lease, Landlord shall have the option to pursue any one or more of the remedies set forth in this Article 11.2 without any additional notice or demand:

              (1) Without declaring the Lease terminated, Landlord may enter upon and take possession of the Leased Premises, by any lawful means, and lock out, expel or remove Tenant and any other person who may be occupying all or any part of the Leased Premises without being liable for any claim for damages, and relet the Leased Premises on behalf of Tenant and receive the rent directly by reason of the reletting. Tenant agrees to pay Landlord on demand any deficiency that may arise by reason of any reletting of the Leased Premises; further, Tenant agrees to reimburse Landlord for any expenditures made by it in order to relet the Leased Premises, including, but not limited to, remodeling and repair costs, and Leasing Commissions.

              (2) Without declaring the Lease terminated, Landlord may enter upon the Leased Premises, by any lawful means, without being liable for any claim for damages, and do whatever Tenant is obligated to do under the terms of this Lease. Tenant agrees to reimburse Landlord on demand for any expenses which Landlord may incur in effecting compliance with Tenant's obligations under this Lease; further, Tenant agrees that Landlord shall not be liable for any damages resulting to Tenant from effecting compliance with Tenant's obligations under this Lease caused by the negligence of Landlord or otherwise.

              (3) Landlord may terminate this Lease, in which event Tenant shall immediately surrender the Leased Premises to Landlord, and if Tenant fails to surrender the Leased Premises, Landlord may, without prejudice to any other remedy which it may have for possession or arrearages in rent, enter upon and take possession of the Leased Premises, by any lawful means, and lock out, expel or remove Tenant and any other person who may be occupying all or any part of the Leased Premises without being liable for any claim for damages. Tenant agrees to pay on demand the amount of all loss and damage which Landlord may suffer for any reason due to the termination of this Lease under this Article 11.2, including (without limitation) loss and damage due to the failure of Tenant to maintain and/or repair the Leased Premises as required hereunder and/or due to the inability of Landlord to relet the Leased Premises on satisfactory terms or otherwise.

In addition to any other remedy set forth in this Lease, if Landlord has made rent concessions of any type or character, or waived any Base Rent, and Tenant defaults at any time during the term of this Lease, the rent concessions, including any waived Base Rent, shall be canceled and the amount of the Base Rent or other rent concessions shall be due and payable immediately as if no rent concessions or waiver of any Base Rent had ever been granted. A rent concession or waiver of the Base Rent shall not relieve Tenant of any obligation to pay any other charge due and payable under this Lease, including, without limitation, any sum due under Article 2.3 of this Lease. Notwithstanding anything contained in this Lease to the contrary, this Lease may be terminated by Landlord only by written notice of such termination to Tenant given in accordance with Article 14.7 below, and no other act or omission of Landlord shall be construed as a termination of this Lease.

         11.3 REMEDIES CUMULATIVE. All rights and remedies of Landlord herein or existing at law or in equity are cumulative and the exercise of one or more rights or remedies shall not be taken to exclude or waive the right to the exercise of any other.

         11.4 DEFAULT BY LANDLORD. If Landlord defaults in the performance of any term, covenant or condition required to be performed by Landlord under this Lease, Landlord shall have thirty (30) days following the receipt of written notice from Tenant specifying such default to commence to cure such default, provided that if Landlord has commenced actions to cure such default within said thirty (30) day period, Landlord shall have all reasonable and necessary time to complete such cure.

         11.5 NOTICE TO MORTGAGEES. Provided that Tenant has received prior written notice of the name and address of such lender, Tenant shall serve written notice of any claimed default or breach by Landlord under this Lease upon any lender which is a beneficiary under any deed of trust or mortgage against the Leased Premises, and no notice to Landlord shall be effective against Landlord unless such notice is served upon said lender; notwithstanding anything to the contrary contained herein, Tenant shall allow such lender the same period following lender's receipt of such notice to cure such default or breach as is afforded Landlord.


                            ARTICLE 12. - RELOCATION

        Tenant agrees that Landlord may relocate Tenant to other space in the Building containing substantially the same amount of square feet as is contained in the Leased Premises, provided that the actual cost of physically relocating Tenant (excluding any and all consequential or other costs to Tenant) and the cost of altering the new space to make it comparable to the Leased Premises is borne by the Landlord. In addition, Landlord shall pay all other reasonable actual out of pocket costs incurred by Tenant as a result of the relocation, but in no event shall Landlord's obligation to pay costs imposed in this sentence exceed the sum of $1.00 per square foot. In the event that the new Leased Premises in which the Tenant is relocated does not consist of the identical number of square feet as specified in Article 1.4, the parties shall execute an instrument specifying the new number of square feet in the Leased Premises and the change in the number of square feet contained in the Leased Premises shall be deemed effective as of the date on which the Tenant occupies the new Leased Premises in which it is relocated. No increase in square feet shall alter the Base Rent payable by Tenant.


                            ARTICLE 13. - DEFINITIONS

         13.1 ABANDON. "Abandon" means the vacating of all or a substantial portion of the Leased Premises by Tenant, including without limitation, leaving the Leased Premises unoccupied or discontinuing ongoing operations in the Leased Premises, for more than twenty consecutive days, whether or not Tenant is in default of the rental or other payments due under this Lease.

         13.2 ACT OF GOD OR FORCE MAJEURE. An "Act of God" or "Force Majeure" is defined for purposes of this Lease as strikes, lockouts, sit-downs, material or labor restrictions by any governmental authority, unusual transportation delays, riots, floods, washouts, explosions, earthquakes, fire storms, weather (including wet grounds or inclement weather which prevents construction), acts of the public enemy, wars, insurrections, and/or any other cause not reasonably within the control of Landlord or which by the exercise of due diligence Landlord is unable wholly or in part, to prevent or overcome.


                          ARTICLE 14. - MISCELLANEOUS

         14.1 WAIVER. Failure of Landlord to declare an event of default immediately upon its occurrence, or delay in taking any action in connection with an event of default, shall not constitute a waiver of the default, but Landlord shall have the right to declare the default at any time and take such action as is lawful or authorized under this Lease. Pursuit of any one or more of the remedies set forth in Article 11 above shall not preclude pursuit of any one or more of the other remedies provided elsewhere in this Lease or provided by law, nor shall pursuit of any remedy hereunder or at law constitute forfeiture or waiver of any rent or damages accruing to Landlord by reason of the violation of any of the terms, provisions or covenants of this Lease. Failure by Landlord to enforce one or more of the remedies provided hereunder or at law upon any event of default shall not be deemed or construed to constitute a waiver of the default or of any other violation or breach of any of the terms provisions and covenants contained in this Lease. Landlord may collect and receive rent due from Tenant without waiving or affecting any rights or remedies that Landlord may have at law or in equity or by virtue of this Lease at the time of such payment. Institution of a forcible detainer action to re-enter the Leased Premises shall not be construed to be an election by Landlord to terminate this Lease.

         14.2 ACT OF GOD. Landlord shall not be required to perform any covenant or obligation in this Lease, or be liable in damages to Tenant, so long as the performance or non-performance of the covenant or obligation is delayed, caused or prevented by an Act of God, Force Majeure or by Tenant.

         14.3 ATTORNEY'S FEES. If Tenant defaults in the payment of any monetary sums due under this Lease, and Landlord places in the hands of any attorney the enforcement of such default, Tenant agrees to pay Landlord's costs of collection, including reasonable attorneys' fees, whether suit is actually filed or not. VVith respect to non-monetary defaults BY Tenant or any default BY Landlord under this Lease, if suit is actually filed, the non-prevailing party in such action shall pay the prevailing party's reasonable attorney's fees.

         14.4 SUCCESSORS. This Lease shall be binding upon and inure to the benefit of Landlord and Tenant and their respective heirs, personal representatives, successors and assigns.

         14.5 RENT TAX. If applicable in the jurisdiction where the Leased Premises are situated, Tenant shall pay and be liable for all rental, sales and use taxes or other similar taxes, if any, levied or imposed by any city, state, county or other governmental body having authority, such payments to be in addition to all other payments required to be paid to Landlord by Tenant under the terms of this Lease. Any such payment shall be paid concurrently with the payment of the Base Rent, Additional Rent, Operating Expenses or other charge upon which the tax is based as set forth above.

         14.6 INTERPRETATION. The captions appearing in this Lease are for convenience only and in no way define, limit, construe or describe the scope or intent of any Article. Grammatical changes required to make the provisions of this Lease apply (1) in the plural sense where there is more than one tenant and
(2) to either corporations, associations, partnerships or individuals, males or females, shall in all instances be assumed as though in each case fully expressed. The laws of the State in which the Leased Premises is located shall govern the validity, performance and enforcement of this Lease, except as provided in Article 15.4. This Lease shall not be construed more or less favorably with respect to either party as a consequence of the Lease or various provisions hereof having been drafted by one of the parties hereto.

         14.7 NOTICES. All rent and other payments required to be made by Tenant shall be payable to Landlord, in care of Manager, at Manager's address set forth on page 1 (or if no address be set forth for Manager, to Landlord at Landlord's address set forth on page 1). All payments required to be made by Landlord to Tenant shall be payable to Tenant at Tenant's address set forth on page 1. Any notice or document (other than rent) required or permitted to be delivered by the terms of this Lease shall be deemed to be delivered (whether or not actually received) when deposited in the United States Mail, postage prepaid, certified mail, return receipt required, addressed to the parties at the respective addresses set forth on page 1 (or, in the case of Tenant, at the Leased Premises), or to such other addresses as the parties may have designated by written notice to each other, with copies of notices to Landlord being sent to Landlord's address as shown on page 1. Manager shall be a co-addressee with Landlord on all notices sent to Landlord by Tenant hereunder, and any notice sent to Landlord and not to Manager, also, in accordance with this section shall be deemed ineffective.

         14.8 SUBMISSION OF LEASE. Submission of this Lease to Tenant for signature does not constitute a reservation of space or an option to Lease. This Lease is not effective until execution by and delivery to both Landlord and Tenant.

         14.9 CORPORATE AUTHORITY. If Tenant executes this Lease as a corporation or a partnership (general or limited), each person executing this Lease on behalf of Tenant hereby personally represents and warrants that: Tenant is a duly authorized and existing corporation or partnership (general or limited), Tenant is qualified to do business in the state in which the Leased Premises are located, the corporation or partnership (general or limited) has full right and authority to enter into this Lease, each person signing on behalf of the corporation or partnership (general or limited) is authorized to do so, and the execution and delivery of the Lease by Tenant will not result in any breach of, or constitute a default under any mortgage, deed of trust, lease, loan, credit agreement, partnership agreement, or other contract or instrument to which Tenant is a party or by which Tenant may be bound.

         14.10 MULTIPLE TENANTS. If this Lease is executed by more than one person or entity as "Tenant," each such person or entity shall be jointly and severally liable hereunder. It is expressly understood that any one of the named Tenants shall be empowered to execute any modification, amendment, exhibit, floor plan, or other document herein referred to and bind all of the named Tenants thereto; and Landlord shall be entitled to rely on same to the extent as if all of the named Tenants had executed same.

         14.11 TENANT'S FINANCIAL STATEMENTS.

              (a) Tenant represents and warrants to Landlord that, as of the date of execution of this Lease by Tenant, the financial statements of Tenant provided to Landlord prior to or simultaneously with the execution of this Lease accurately represent the financial condition of Tenant as of the dates and for the periods indicated therein, such financial statements are true and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements included therein not misleading and there has been no material adverse change in the financial condition or business prospects of Tenant since the respective dates of such financial statements.

              (b) Upon request of Landlord, but no more often than one time per year. Tenant hereby agrees to deliver to landlord and/or to any lender designated by Landlord such financial records of Tenant as may be reasonably required by such lender. Such statements may include but not be limited to the past three (3) years' financial statements of Tenant. All such financial statements shall be received by Landlord in confidence and shall be used only for the purposes herein set forth.

         14.12. SEVERABILITY. If any provision of this Lease or the application thereof to any person or circumstances shall be invalid or unenforceable to any extent, the remainder of this Lease and the application of such provisions to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law. Each covenant and agreement contained in this Lease shall be construed to be a separate and independent covenant and agreement, and the breach of any such covenant or agreement by Landlord shall not discharge or relieve Tenant from Tenant's obligation to perform each and every covenant and agreement of this Lease to be performed by Tenant.

         14.13 LANDLORD'S LIABILITY. If Landlord shall be in default under this Lease and, if as a consequence of such default, Tenant shall recover a money judgment against Landlord, such judgment shall be satisfied only out of the right, title, and interest of Landlord in the Property as the same may then be encumbered and neither Landlord nor any person or entity comprising Landlord shall be liable for any deficiency. In no event shall Tenant have the right to levy execution against any property of Landlord nor any person or entity comprising Landlord other than its interest in the Property as herein expressly provided.

         14.14 SALE OF PROPERTY. Upon any conveyance, sale or exchange of the Leased Premises or assignment of this Lease, Landlord shall be and is hereby entirely free and relieved of all liability under any and all of its covenants and obligations contained in or derived from this Lease arising out of any act, occurrence, or omission relating to the Leased Premises or this Lease occurring after the consummation of such conveyance, sale, exchange or assignment.

         14.15 TIME IS OF THE ESSENCE. The time of the performance of all of the covenants, conditions and agreements of this Lease is of the essence in this Lease.

         14.16 SUBTENANCIES. At Landlord's option, the voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not work a merger of estates and shall operate as an assignment of any or all permitted subleases or subtenancies.

         14.17 BROKERS. The parties hereto acknowledge that the brokers named in
Article 1.13 were the sole real estate brokers that represented the Landlord herein, and that no commissions are owed by Landlord to any other brokers whatsoever, and Tenant agrees to indemnify Landlord from claims for commissions from any other brokers arising out of the execution of this Lease.


               ARTICLE 15. AMENDMENT AND LIMITATION OF WARRANTIES

         15.1 ENTIRE AGREEMENT. IT IS EXPRESSLY AGREED BY TENANT, AS A MATERIAL CONSIDERATION FOR THE EXECUTION OF THIS LEASE, THAT THIS LEASE, WITH THE SPECIFIC REFERENCES TO EXTRINSIC DOCUMENTS, IS THE ENTIRE AGREEMENT OF THE PARTIES; THAT THERE ARE, AND WERE, NO VERBAL REPRESENTATIONS, WARRANTIES, UNDERSTANDINGS, STIPULATIONS, AGREEMENTS OR PROMISES PERTAINING TO THE SUBJECT MATTER OF THIS LEASE OR OF ANY EXPRESSLY MENTIONED EXTRINSIC DOCUMENTS THAT ARE NOT INCORPORATED IN WRITING IN THIS LEASE.

         15.2 AMENDMENT. THIS LEASE MAY NOT BE ALTERED, WAIVED, AMENDED OR EXTENDED EXCEPT BY AN INSTRUMENT IN WRITING SIGNED BY LANDLORD AND TENANT.

         15.3 LIMITATION OF WARRANTIES. LANDLORD AND TENANT EXPRESSLY AGREE THAT THERE ARE AND SHALL BE NO IMPLIED WARRANTIES OF MERCHANTABILITY, HABITABILITY, FITNESS FOR A PARTICULAR PURPOSE OR OF ANY OTHER KIND ARISING OUT OF THIS LEASE, AND THERE ARE NO WARRANTIES WHICH EXTEND BEYOND THOSE EXPRESSLY SET FORTH IN THIS LEASE. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, TENANT EXPRESSLY ACKNOWLEDGES THAT LANDLORD HAS MADE NO WARRANTIES OR REPRESENTATIONS CONCERNING ANY HAZARDOUS SUBSTANCES OR OTHER ENVIRONMENTAL MATTERS AFFECTING ANY PART OF THE PROPERTY, AND LANDLORD HEREBY EXPRESSLY DISCLAIMS AND TENANT WAIVES ANY EXPRESS OR IMPLIED WARRANTIES WITH RESPECT TO ANY SUCH MATTERS.

         15.4 INDEMNIFICATION AND HOLD HARMLESS. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, TENANT AGREES TO FOREVER INDEMNIFY, PROTECT, DEFEND AND HOLD HARMLESS LANDLORD AND ITS AFFILIATED COMPANIES, PARTNERS, SUCCESSORS, ASSIGNS, OFFICERS, DIRECTORS, SHAREHOLDERS, EMPLOYEES AND AGENTS (COLLECTIVELY, "INDEMNITEES") FOR, FROM AND AGAINST ALL LIABILITIES, CLAIMS, DAMAGES, LOSSES, LIENS, FINES, PENALTIES, COSTS, CAUSES OF ACTION, SUITS, JUDGMENTS AND EXPENSES (INCLUDING COURT COSTS, ATTORNEYS' FEES, AND COSTS OF INVESTIGATION), OF ANY NATURE, KIND OR DESCRIPTION OF ANY PERSON OR ENTITY, DIRECTLY OR INDIRECTLY ARISING OUT OF, CAUSED BY, OR FROM (IN WHOLE OR IN PART) (1) THIS LEASE, (2) THE CONDITION OF THE LEASED PREMISES OR 3) ANY ACT OR OMISSION OF TENANT, ANYONE DIRECTLY OR INDIRECTLY EMPLOYED BY TENANT, OR ANYONE THAT TENANT CONTROLS OR EXERCISES CONTROL OVER (COLLECTIVELY, "LIABILITIES"), EVEN IF SUCH LIABILITIES ARISE FROM OR ARE ATTRIBUTED TO THE CONCURRENT NEGLIGENCE OF ANY INDEMNITEE. THE ONLY LIABILITIES WITH RESPECT TO WHICH TENANT'S OBLIGATION TO INDEMNIFY THE INDEMNITEES DOES NOT APPLY IS WITH RESPECT TO LIABILITIES RESULTING FROM THE SOLE NEGLIGENCE OR WILLFUL MISCONDUCT OF AN INDEMNITEE. TENANT SHALL, WITHIN SIXTY (60) DAYS, ADVISE LANDLORD IN WRITING OF ANY ACTION, ADMINISTRATIVE OR LEGAL PROCEEDING OR INVESTIGATION AS TO WHICH THIS INDEMNIFICATION MAY APPLY, AND TENANT AT TENANT'S EXPENSE, SHALL ASSUME ON BEHALF OF LANDLORD (AND OTHER INDEMNITEES) AND CONDUCT WITH DUE DILIGENCE AND IN GOOD FAITH THE DEFENSE THEREOF WITH COUNSEL SATISFACTORY TO LANDLORD. TENANT SHALL ALSO, WITHIN SIXTY
(60) DAYS, ADVISE LANDLORD IN WRITING OF KNOWLEDGE OR NOTIFICATION OF ANY OCCURRENCE FOR WHICH IT BELIEVES LANDLORD TO BE LIABLE DUE TO ITS SOLE NEGLIGENCE OR THE WILLFUL MISCONDUCT OF AN EMPLOYEE. SUCH NOTIFICATION DOES NOT CONSTITUTE ACCEPTANCE OF ANY LIABILITY ON THE PART OF THE LANDLORD; PROVIDED, HOWEVER, THAT ANY INDEMNITEE SHALL HAVE THE RIGHT, AT ITS OPTION, TO BE REPRESENTED THEREIN BY ADVISORY COUNSEL OF ITS OWN SELECTION AND AT ITS OWN EXPENSE. IN THE EVENT OF FAILURE BY TENANT TO FULLY PERFORM in ACCORDANCE WITH THE INDEMNIFICATION PARAGRAPH, LANDLORD, AT ITS OPTION, AND WITHOUT RELIEVING TENANT OF ITS OBLIGATIONS HEREUNDER, MAY SO PERFORM, BUT ALL COSTS AND EXPENSES SO INCURRED BY LANDLORD IN THAT EVENT SHALL BE REIMBURSED BY TENANT TO LANDLORD, TOGETHER WITH INTEREST ON THE SAME FROM THE DATE ANY SUCH EXPENSE WAS PAID BY LANDLORD UNTIL REIMBURSED BY TENANT, AT THE RATE OF INTEREST PROVIDED TO BE PAID ON JUDGMENTS, BY THE LAW OF THE JURISDICTION TO WHICH THE INTERPRETATION OF THIS LEASE IS SUBJECT. TENANT AND LANDLORD AGREE THAT THE LAWS OF THE STATE OF TEXAS SHALL GOVERN THIS INDEMNIFICATION AND HOLD HARMLESS PROVISION.

         15.5 WAIVER AND RELEASES. TENANT SHALL NOT HAVE THE RIGHT TO WITHHOLD OR TO OFFSET RENT OR TO TERMINATE THIS LEASE EXCEPT AS EXPRESSLY PROVIDED HEREIN. TENANT WAIVES AND RELEASES ANY AND ALL AND OFFSET RIGHTS.

EXECUTED by Tenant and by Landlord on the dates set forth below.



       LANDLORD: MCNEIL REAL ESTATE       TENANT: DEVELOPED TECHNOLOGY
       FUND XXVII, L.P.                   RESOURCE, INC.

BY:    MCNEIL REAL ESTATE MANAGEMENT,
       INC., ITS AGENT

By:     /s/ Dean J. Lontos                By:     /s/ John P. Hupp
       -----------------------------             -----------------------------
Name:       Dean J. Lontos                Name:       John P. Hupp
       -----------------------------             -----------------------------
Title:      Vice President                Title:      President
       -----------------------------             -----------------------------
Date:       4/2/97                        Date:       3/31
       -----------------------------             -----------------------------

WITNESS:                                  WITNESS:

By:           /s/ Melinda S. Benson       By:           /s/ Karen S. Johnson
              ----------------------                    ----------------------
Printed Name:     Melinda S. Benson       Printed Name:     Karen S. Johnson
              ----------------------                    ----------------------
Date:             4-2-97                  Date:             4-1-97
              ----------------------                    ----------------------

                                   EXHIBIT "A"
                         LEGAL DESCRIPTION OF PROPERTY

                              ONE CORPORATE CENTER



7401 Metro Boulevard, Lot 1, Block 1, One Corporate Center



INITIALS:

Landlord:

Tenant:

                                  EXHIBIT "B"
                                LEASED PREMISES


                                  [FLOOR PLAN]

                           7300 BUILDING - 5TH FLOOR

                                 11 JANUARY 96

INITIALS:

Landlord:

Tenant:

                                   EXHIBIT "C"
                          ACCEPTANCE OF LEASED PREMISES

         This Memorandum is executed in connection with the Lease for space in the One Corporate Center III Building in Edina, MN, dated March 11, 1997, between McNeil Real Estate Fund XXVII, L.P. as Landlord, and Developed Technology Resource, Inc., as Tenant.

Tenant acknowledges and agrees that:

         1. The Leased Premises (as defined in the Lease) are tenantable and accepted by Tenant as suitable for the purpose for which they were let.

        2. All construction of improvements at the Leased Premises is completed, has been inspected by Tenant, and is acceptable.

         3. The Commencement Date of the Lease is agreed to be the 1st day of May, 1997.

         4. The expiration date of the Lease is agreed to be the 30th day of April 2002.

         5. All other terms and conditions of the Lease are ratified and acknowledged to be unchanged.

         Executed and delivered this 29th day of April, 1997.


Tenant



Developed Technology Resource, Inc.


By: /s/ John P. Hupp
    ---------------------------
Name: John P. Hupp
      -------------------------
Title: President
       ------------------------



INITIALS:

Landlord:

Tenant:

                                   EXHIBIT "D"

                              RULES AND REGULATIONS
                                     OFFICE

1. Landlord agrees to furnish Tenant two keys without charge for Tenant's initial entry. Tenant is not allowed to re-key the Leased Premises without Landlord's prior written consent. All keys to the Leased Premises shall be surrendered to Landlord upon termination of this Lease.

2. Tenant will refer all contractors, contractor's representatives and installation technicians rendering any service on or to the Leased Premises for Tenant to Landlord for Landlord's approval before performance of any contractual service. Tenant's contractors and installation technicians shall comply with Landlord's rules and regulations pertaining to construction and installation. The provision shall apply to all work performed on or about the Leased Premises, including installation of telephones, telegraph equipment, electrical devices and attachments and installations of any nature affecting floors, walls, woodwork, trim, windows, ceilings and equipment or any other physical portion of the Leased Premises or the Property.

3. Tenant shall not at any time occupy any part of the Leased Premises as sleeping or lodging quarters.

4. Tenant shall not place, install or operate on the Leased Premises or in any part of the Property any engine, stove or machinery, or conduct mechanical operations or cook thereon or therein, or place or use in or about the Leased Premises or the Property any explosives, gasoline, kerosene, oil, acids, caustics, or any flammable, explosive or hazardous material without written consent of Landlord.

5. Landlord will not be responsible for lost or stolen merchandise, trade fixtures, furniture, furnishings, personal property, equipment, money or jewelry from the Leased Premises or the Property regardless of whether such loss occurs when the area is locked against entry or not.

6. No dogs, cats, fowl, or other animals shall be brought into or kept in or about the Leased Premises or Property, except seeing eye dogs.

7. None of the parking, plaza, recreation or lawn areas, entries, passages, doors, elevators, hallways or stairways shall be blocked or obstructed or any rubbish, litter, trash, or material of any nature placed, emptied or thrown into these areas or such area used by Tenant's agents, employees or invitees at any time for purposes inconsistent with their designation by Landlord.

8. The water closets and other water fixtures shall not be used for any purpose other than those for which they were constructed, and any damage resulting to them from misuse or by the defacing or injury of any part of the Property shall be borne by the person who shall occasion it. No person shall waste water by interfering with the faucets or otherwise.

9. No person shall disturb occupants of the Property by the use of any radios, record players, tape recorders, musical instruments, the making of unseemly noises or any unreasonable use.

10. Nothing shall be thrown out of the windows of the Property or down the stairways or other passages.

11. Movement in or out of the Property of furniture or office supplies and equipment which require use of elevators or stairways, or lobby, shall be restricted to hours designated by Landlord. All such movement shall be under supervision of Landlord and carried out in the manner agreed between Tenant and Landlord by prearrangement before performance.

12. Landlord shall not be liable for any damages from the stoppage of elevators for necessary or desirable repairs or improvements or delays of any sort or duration in connection with the elevator service.

13. Tenant shall not lay floor covering within the Leased Premises without written approval of Landlord. The use of cement or other similar adhesive materials not easily removed with water is expressly prohibited.

14. Tenant agrees to cooperate and assist Landlord in the prevention of canvassing, soliciting and peddling within the Property.

15. During all hours other than regular hours, Landlord reserves the right to exclude from the Property, all persons who are not known to the Property security personnel and who do not present a pass to the Property signed by the Tenant. Each Tenant shall be responsible for all persons for whom Tenant supplies a pass.

16. If any governmental license or permit shall be required for the proper and lawful conduct of Tenant's business, Tenant, before occupying the Leased Premises, shall procure and maintain such license or permit and submit it for Landlord's inspection. Tenant shall at all times comply with the terms of any such license or permit.

17. Except with the prior written consent of Landlord, Tenant shall not sell, or permit the sale from the Leased Premises of, or use or permit the use of any Common Area for the sale of any other goods or merchandise.

18. Tenant shall not install any radio or television antenna or satellite dish, loudspeaker or other device on the exterior walls or roof of the Building.

19. Tenant shall not use in any space, or in the Common areas of the Building, any handtrucks except those equipped with rubber tires and side guards or such other material handling equipment as Landlord may approve. No other vehicles of any kind shall be brought by Tenant into Building or kept in or about the Leased Premises without prior written approval of Landlord.

20. Tenant shall store all its trash and garbage within the Leased Premises until daily removal of same by Tenant to such location in the Building as may be designated from time to time by Landlord. No material shall be placed in the Building trash boxes or receptacles if such material is of such nature that it may not be disposed of in the ordinary and customary manner of removing and disposing of trash and garbage in the city in which the Leased Premises is located without being in violation of any law or ordinance governing such disposal.

21. Tenant shall not permit the use or the operation of any coin operated machines on the Leased Premises, including, without limitation, vending machines, video games, pinball machines, or pay telephones without the prior written consent of Landlord.

                                   EXHIBIT "D"
                              RULES AND REGULATIONS
                                     OFFICE

22. As used in the Lease, "business days" means Monday through Saturday (except holidays), "regular hours" means 8:00 a.m. to 6:00 p.m. on weekdays and 8:00 a.m. to 1:00 p.m. on Saturday; and "holidays" means New Years Day, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day and Christmas Day, together with such other holidays designated by Landlord consistent with those holidays designated by landlords of comparable office buildings located in the county in which the Building is located.

23. No safe or article, the weight of which may constitute a hazard or danger to the Building or its equipment, shall be moved into the Leased Premises. Safes and other equipment, the weight of which is not excessive, shall be moved into, from or about the Building during such hours and in such manner as shall be prescribed by the Landlord, and the Landlord shall have the right to designate the location of such articles in the space hereby demised.

24. Bicycles or other vehicles shall not be permitted in the offices, halls, or corridors of the Buildings, nor shall any obstruction of sidewalks of entrances of the Building by such be permitted.

25. The Landlord reserves the right to make such other and further reasonable rules and regulations as in its judgment may from time to time be necessary and desirable for the safety, care, and cleanliness of the Leased Premises and for the preservation of good order therein. Such rules and regulations shall be effective upon receipt of changes and/or additions as provided by the provision for Notice, Article 14.7 of said Lease.

26. Landlord desires to maintain in the Property the highest standard of dignity and good taste consistent with comfort and convenience for Tenants. Any action or condition not meeting this high standard should be reported directly to Landlord. Your cooperation will be mutually beneficial and sincerely appreciated. Landlord reserves the right to make such other and further reasonable rules and regulations as in its judgment may from time to time be necessary, for the safety, care and cleanliness of the Leased Premises and for the preservation of good order therein.

27. Unless Tenant executes a Parking Addendum, Tenant shall have no right to use any parking facilities of the Building.


INITIALS:

Landlord:

Tenant:

                                   EXHIBIT "E"

                        LEASEHOLD IMPROVEMENTS AGREEMENT


        This Exhibit is attached to and forms a part of the Lease dated March 11, 1997, between McNeil Real Estate Fund XXVII, L.P. as Landlord, and Developed Technology Resource, Inc., as Tenant, covering the Leased Premises commonly known as Unit #550, located at One Corporate Center III Office Building, Edina, MN ("the Lease"). The terms used in this Exhibit shall have the same definitions as set forth in the Lease. The provisions of this Exhibit shall prevail over any inconsistent or conflicting provisions of the Lease.

         1 . DESCRIPTION OF IMPROVEMENTS. Landlord shall, at Tenant's expense (but subject to the "Allowance" defined below), construct certain improvements on or about the Leased Premises (the "Work") in accordance with certain plans and specifications attached hereto as Exhibit "1" and incorporated herein by this reference. Tenant hereby approves the plans and specifications attached hereto as Exhibit "1".

         2. PRELIMINARY PLANS. If the plans and specifications attached hereto are final plans and specifications, such final plans and specifications are hereinafter referred to as the "Final Plans", and the remainder of this Paragraph shall be inoperative. If the plans and specifications attached hereto are preliminary plans, Landlord shall prepare final working drawings and outlined specifications for the Work and submit such plans and specifications to Tenant for its approval on or before March 13, 1997. Tenant shall approve or disapprove such drawings and specifications within three ( 3 ) days after receipt from Landlord. Tenant shall have the right to disapprove such drawings and specifications only if they materially differ from the plans and specifications attached hereto. If Tenant disapproves such drawings and specifications, Landlord and Tenant shall promptly meet in an attempt to resolve any dispute regarding such drawings and specifications. If the parties are unable to agree upon the final working drawings and specifications for the Work on or before March 20, 1997, Landlord may, at Landlord's option, either (a) terminate this Lease upon seven (7) days' prior written notice to Tenant, in which case neither Landlord nor Tenant shall have further liability to the other, or (b) submit the matter to conclusive and binding arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association. Final working drawings and specifications prepared in accordance with this Paragraph 2 and approved by Landlord and Tenant (or determined by arbitration as set forth above) are hereinafter referred to as the "Final Plans".

         3. BUDGET. In connection with the preparation of the Final Plans, Landlord shall prepare and the parties shall initial a final budget for the work contemplated by the Final Plans (the "Budget"). After the Budget has been initialed by both parties, the Budget shall be attached to this Exhibit and form a part hereof. The Budget shall be on a form designated by Landlord and shall list the major cost items involved in such work and the cost allocated to each such item, with a total cost indicated for all items. However, if the Budget is not so initialed or so attached, that shall not impair or release Tenant from any of Tenant's obligations herein or otherwise adversely affect Landlord's rights herein.

         4. COMPLETION OF THE WORK. For the purposes of the Lease, the Work shall be conclusively deemed to be substantially completed and the Leased Premises delivered to Tenant when all Work described in the Final Plans is completed, except for minor items of work (e.g., "punch list items") which can be completed with only minor interference with Tenant's conduct of business on the Leased Premises.

         5. CHANGES. Landlord's obligation to prepare the Leased Premises for Tenant's occupancy is limited to the completion of the Work set forth in the plans and specifications attached hereto as Exhibit "1", Landlord shall not be required to furnish, construct or install any items not shown thereon. If Tenant requests any change, addition or alteration ("Changes") in such plans and specifications or in the construction of the Work, Landlord shall promptly give Tenant an estimate of the cost of such Changes and the resulting delay in the delivery of the Leased Premises to Tenant. Within three (3) days after receipt of such estimate, Tenant shall give Landlord written notice whether Tenant elects to proceed with such Changes. If Tenant notifies Landlord in writing that Tenant elects to proceed with such Changes and if Landlord approves such Changes, then the Landlord shall, at Tenant's expense, promptly make such Changes. In lieu of giving formal written notice, as set forth above, the parties may indicate their agreement regarding any Changes by making such Changes on the Final Plans and having both parties date and sign or initial each of the Changes. If Tenant fails to notify Landlord of its election within the three (3) day period, Landlord may, at its sole election, either (a) make such Changes at Tenant's expense or (b) complete the Work without making such Changes. Tenant shall pay or reimburse Landlord for the costs of such Changes within fifteen (15) days after billing. Any delay caused by Tenant's request for any Changes or from the construction of any Changes shall not, in any event, delay the Rent Commencement Date, which shall occur on the date it would have occurred but for such request for or such construction of any Changes. The Work (including any Changes) shall be the property of Landlord and shall remain upon and be surrendered with the Leased Premises upon the expiration of the Lease Term.

         6. CONSEQUENTIAL DAMAGES. Nothing contained in this Exhibit shall render Landlord liable to Tenant for consequential damages arising out of any breach or default under this Exhibit, including, without limitation loss of use or income from the Building or the Leased Premises or any equipment or facilities therein, whether by Tenant or any person claiming through or under Tenant.

         7. ALLOWANCE.

            (a) As stated above, all Work shall be done at Tenant's expense, including building permit fees, other fees, architectural and engineering expenses and other expenses relating to the Work. However, Landlord shall provide Tenant with an allowance of $11.00 per square foot in the Leased Premises (the "Allowance"). Tenant understands that if the cost of the Work, including without limitation any changes in the Work, exceeds the Allowance, then Tenant shall be solely responsible for all such costs in excess of the Allowance. The Allowance shall be used only to pay actual construction costs. If at any time Landlord estimates that the cost of the Work will exceed the Allowance, Tenant shall on request deposit with Landlord the amount of the excess.

            (b) If the actual costs exceed the Allowance, then Tenant shall pay the excess to Landlord on demand, and Landlord shall not be responsible therefor.

            (c) If the actual construction costs are less than the Allowance, then Tenant shall not be entitled to any portion of the unexpended Allowance, which shall belong to Landlord.

                                   EXHIBIT "E"

                        LEASEHOLD IMPROVEMENTS AGREEMENT


         8. LETTER OF ACCEPTANCE. Tenant's occupancy of the Leased Premises shall constitute its acceptance of the Work and Landlord's satisfactory completion of its obligations herein. Nevertheless, after substantial completion of the Work, Tenant shall sign an Acceptance of Premises memorandum in the form attached as an exhibit to this Lease.

         9. LIMITATION. Notwithstanding any other provisions of this Exhibit or the Lease, Landlord shall not be required to perform all or any portion of the Work if doing so would cause any additional work, not described herein as the Work, to be required to be performed under applicable legal requirements (whether or not due to changes in zoning requirements, the existence of nonconforming uses, non-compliance with conditions to permits or variances or similar matters).

         10. LANDLORD'S LIABILITY. If Landlord shall be in default under this Exhibit and, if as a consequence of such default, Tenant shall recover a money judgment against Landlord, such judgment shall be satisfied only out of the right, title, and interest of Landlord in the Property as the same may then be encumbered and neither Landlord nor any person or entity comprising Landlord shall be liable for any deficiency. In no event shall Tenant have the right to levy execution against any property of Landlord nor any person or entity comprising Landlord other than its interest in the Property as herein expressly provided. In addition, no sum payable to Tenant as the result of any breach or default by Landlord under this Exhibit shall be deducted from or offset against any rent or other sums payable under the Lease, and no such breach or default by Landlord under this Exhibit shall be the subject of a defense or counterclaim in any action or proceeding brought by Landlord to enforce its rights under the Lease or excuse Tenant from the performance of any of its obligations under the Lease or relieve Tenant of any of its liabilities thereunder.

         Attach plans and specifications as Exhibit 1.






















INITIALS:

Landlord:      ----------

Tenant:        ----------

                                  EXHIBIT "1"

                             PLANS & SPECIFICATIONS

                                  [FLOOR PLAN]

                             SPACE PLAN - SUITE 550






















INITIALS:

Landlord:      ----------

Tenant:        ----------

                       DEVELOPED TECHNOLOGY RESOURCE INC.
                                    SUITE 550
                             LEASEHOLD IMPROVEMENTS


DESCRIPTION                                                ESTIMATE

Demolition                                                   610.00
Carpentry                                                     75.00
Millwork/Cabinetry                                           225.00
Doors/Frames/Hardware                                      1,900.00
Glass/Glazing                                                160.00
Drywall                                                    1,100.00
Paint & Wallcovering                                       2,390.00
Flooring                                                   3,099.00
Acoustical Ceiling                                           240.00
Electrical                                                 4,062.00
Project administration                                       970.00
Building Permit                                              430.00
Contractor's Fee                                           1,714.00
BASE CONSTRUCTION BID                                     18,020.00
CHANGE TO BASE BID
Substitute melamine shelf for Emco
Substitute bound base for surged
Substitute Halo can lights for Peachtree
Substitute hollow for solid core closet door
No coffee line                                            (1,325.00)
REVISED BASE BID CONSTRUCTION                             16,695.00
Architectural Fees                                           807.00
HVAC                                                       1,076.00
TOTAL PROJECT COST                                        18,578.00
LESS LANDLORD COST                                         3,027.00
TOTAL TENANT COST                                         15,551.00
LEASE ALLOWANCE                                           11,099.00
OVER(UNDER)ALLOWANCE                                       4,452.00

OPTION: Replace building standard light lenses in rooms 551, 552, and 553 with Para-Lite 2 parabolic lenses. Add $673.00

ANY COST OVER THE LEASE ALLOWANCE ARE THE RESPONSIBILITY OF THE TENANT. THESE COSTS ARE DUE UPON RECEIPT OF INVOICE.

PROJECT COSTS ACKNOWLEDGED & APPROVED BY:   /s/ John P. Hupp
                                            ------------------------------------
                                      DATE: 4/8/97
                                            ------------------------------------

                                   EXHIBIT "F"

                                PARKING PROVISION

         This Exhibit is attached to and forms a part of the Office Building Lease dated March 11, 1997, between McNeil Real Estate Fund XXVII, L.P., as Landlord, and Developed Technology Resources, Inc., as Tenant, covering the Leased Premises commonly known as #550, One Corporate Center III, located in Edina, MN ("the Lease"). The terms used in this Exhibit shall have the same definitions as set forth in the Lease. The provisions of this Exhibit shall prevail over any inconsistent or conflicting provisions of the Lease.

         1. Landlord hereby grants to Tenant a non-exclusive license to use the following number and types of parking spaces (the "Spaces") for the following initial monthly rental fees:

         Type                   Number of Spaces    Monthly Rental Fee Per Space
         ----                   ----------------    ----------------------------
         Non-Reserved Spaces             5                    $ No Charge

The Spaces will be located in the areas designated from time to time by Landlord for tenant parking. This license is subject to the terms and conditions set forth below.

         2. The Spaces shall be used only for the purpose of parking automobiles for a term commencing on the Rent Commencement Date set forth in the Lease and terminating upon the expiration or termination of the Lease for whatever reason.

         3. All automobiles (including all contents thereof shall be parked in the Spaces at the sole risk of Tenant, its employees, agents, invitees and licensees. Landlord has no duty to insure any automobiles (including the contents thereof, and Landlord is not responsible for the protection and security of such automobiles. Landlord shall have no liability whatsoever for any property damage and/or personal injury which might occur as a result of or in connection with the parking of said automobiles in any of the Spaces, and Tenant hereby agrees to indemnify and hold Landlord harmless from and against any and all liabilities, costs, claims, expenses, and/or causes of action which Landlord may incur in connection with or arising out of the use of the Spaces by Tenant or its employees, agents, invitees, or licensees pursuant to this Exhibit.

         4. This Exhibit shall not create a bailment between the parties hereto. The only relationship created between Landlord and Tenant regarding the Spaces is that of licensor and licensee, respectively.

         5. In its use of the Spaces, Tenant shall follow all of the rules and regulations of the Building applicable thereto, as the same may be amended from time to time. Upon the occurrence of any breach of such rules, any failure to pay when due all monthly rental fees due hereunder or any default by Tenant under the Lease, Landlord shall be entitled to terminate the license given hereby, by written notice to Tenant, in which event Tenant's right to utilize the Spaces shall thereupon automatically cease.

         6. Tenant shall be responsible for ensuring that its employees and agents do not park their cars in visitor parking spaces or in parking spaces or areas, if any, reserved or designated by Landlord for the use of other tenants or for other purposes. Tenant agrees to furnish to Landlord the state automobile license numbers of automobiles of Tenant and its employees who will occupy Spaces from time to time within five (5) days from its receipt of written notice from Landlord requesting such information. Landlord shall be entitled to utilize whatever security device Landlord deems necessary (including but not limited to the issuance of parking stickers or access cards), to insure that only those tenants leasing Spaces in the designated parking areas are using such Spaces. In the event Tenant, its agents or employees wrongfully park in any of the parking areas designated for the use of others, Landlord shall be entitled and is hereby authorized to have any such automobile towed away, at Tenant's sole risk and expense, and Landlord is further authorized to impose upon Tenant an administrative fee of $25 for each such occurrence. Tenant hereby agrees to pay all amounts failing hereunder upon demand therefor.




INITIALS:

Landlord:

Tenant:

                                    ADDENDUM

                            TO OFFICE BUILDING LEASE

                              Dated March 11, 1997

            between McNeil Real Estate Fund XXVII, L.P., as Landlord

                                       and

                  Developed Technology Resource, Inc. as Tenant


THIS ADDENDUM is made this llth day of March, 1997, by and between McNeil Real Estate Fund XXVII, L.P., as Landlord and Developed Technology Resource, Inc. as Tenant.

WHEREAS, Landlord and Tenant are the parties to the above-described Lease for the premises commonly known as Suite #550, One Corporate Center III, located in Edina, Minnesota; and

NOW, THEREFORE, in consideration of the mutual promises and obligations contained herein, the adequacy and sufficiency of which is hereby acknowledged, Landlord and Tenant contract and agree as follows:

Delivery of Possession:
So long as Tenant has executed and delivered this Lease to Landlord on or prior to April 1, 1997, in the event Landlord does not deliver possession of the Leased Premises to Tenant by April 28, 1997 and any delay in such delivery is not caused by Tenant, then Tenant shall have the right to immediately terminate this Lease upon written notice, given to Landlord by April 30, 1997.

Leasehold Improvement Costs:
Once Landlord has obtained bids for the improvements contemplated by the Leasehold Improvements Agreement, and if the cost of the bid (including permit fees, architectural, etc.) selected by Landlord exceeds the Allowance, then Landlord shall notify Tenant in writing of Tenant's obligation to pay the amount in excess of the Allowance. Tenant shall have two days from the time of such notice to elect to either (i) terminate the Lease by written notice to Landlord or, (ii) deposit with Landlord the amount of such excess cost. In the event Landlord has not received a written notice of termination within the time period specified in the preceding sentence, then Tenant shall be obligated to pay for such excess costs.

Security Deposit.
Providing Tenant is not in default, and has never been in default of the terms and conditions contained herein, the Security Deposit amount as referenced in
Article 1.7 of the Lease Agreement shall be reduced by the amount of $1,681.67 after the first year of the Lease Term.


EXCEPT AS HEREBY AMENDED, all other provisions of said Lease are hereby confirmed and ratified.

IN WITNESS WHEREOF, the parties hereto have executed this Addendum on the date first written above.

LANDLORD:                                 TENANT:

McNeil Real Estate Fund XXVII, L.P.       Developed Technology Resources, Inc.

by McNeil Real Estate Management, Inc.
its agent



/s/ Dean J. Lontos                        /s/ John P. Hupp
--------------------------------------    --------------------------------------
By:   Dean J. Lontos                      By:   John P. Hupp
                                              ----------------------------------
Its:  Vice President                      Its:  President
                                              ----------------------------------